                                       FORM 8-K


                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C.  20549


                                        CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the Securities
                                     Exchange Act of 1934


                      Date of Report (Date of earliest event reported):
                                        November 17, 2000
                                       -------------------


                                    CENTERPOINT PROPERTIES TRUST
                                    ----------------------------
                      (Exact name of registrant as specified in its charter)



Maryland                         1-12630              36-3910279
---------                        -------             ------------
(State or other                (Commission            (IRS Employer
jurisdiction                    File Number)         Identification No.)
of incorporation)



                       1808 Swift Drive, Oak Brook, Illinois  60523
                       --------------------------------------------
                  (Address of principal executive offices)   (Zip Code)



                    Registrant's telephone number, including area code:
                                          (630) 586-8000
                                         ----------------


                                          Not applicable
                                         ---------------
                    (Former name or address, if changed since last report)

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits
                 --------

                 Item     Exhibit Index
                ------   ---------------

                   1 Underwriting Agreement dated as of November 17, 2000 by and among CenterPoint Properties Trust, Lehman Brothers Inc. and First Union Securities, Inc.

                                 SIGNATURES
                                -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2000

                                CENTERPOINT PROPERTIES TRUST



                                By:  /s/ Paul S. Fisher
                                     -----------------------
                                     Paul S. Fisher
                                     Executive Vice President and
                                     Chief Financial Officer



                               -3-